UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report(Date of earliest event reported) August 18, 2005(August 15, 2005)


                              RITE AID CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                         1-5742                   23-1614034
________________________________________________________________________________
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                             17011
________________________________________________________________________________
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code   (717) 761-2633
                                                    ____________________________


                                      None
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

              On August 16, 2005, Rite Aid Corporation ("Rite Aid") entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), providing for the sale of 4,600,000 shares of Rite Aid's 5.50% Series I Mandatory Convertible Preferred Stock (the "Series I Preferred Stock"), par value $1.00 per share and with a liquidation preference of $25 per share, to the Underwriters at a price of $24.25 per share. Rite Aid has granted the Underwriters the right, exercisable for thirty days after the date of the Underwriting Agreement, to purchase up to 600,000 additional shares of Series I Preferred Stock to cover over-allotments, if any, at a price of $24.25 per share. The Series I Preferred Stock was offered and sold pursuant to a registration statement on Form S-3 (Registration No. 333-121636), which was declared effective on January 14, 2005, and a related prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The Underwriting Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

         Certain of the Underwriters and their affiliates have provided in the past to Rite Aid and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for us and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. are the exclusive joint lead arrangers and joint bookrunners under Rite Aid's senior secured credit facility. An affiliate of Citigroup Global Markets Inc. is a lender, the administrative agent and collateral processing agent under Rite Aid's senior secured credit facility and an affiliate of J.P. Morgan Securities Inc. is a lender, the syndication agent and collateral processing agent under the senior secured credit facility. In connection with acting as arrangers, lenders and agents under the senior secured credit facility, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and their respective affiliates each receive, and will receive, customary fees. In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in Rite Aid's debt or equity securities or loans, and may do so in the future.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

              On August 15, 2005, Rite Aid filed a Certificate of Elimination with the Secretary of State of the State of Delaware. The Certificate of Elimination amends Rite Aid's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), by eliminating all references to Rite Aid's 8% Series D Cumulative Convertible Pay-in-Kind Preferred Stock. The amendment to the Certificate of Incorporation became effective on August 15, 2005. The Certificate of Elimination is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c)   Exhibits

99.1  Underwriting Agreement dated August 16, 2005
99.2  Certificate of Elimination

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RITE AID CORPORATION


Dated: August 18, 2005                   By: /s/ Robert B. Sari
                                            ------------------------------------
                                            Name:  Robert B. Sari
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit No.      Description

 99.1            Underwriting Agreement dated August 16, 2005.
 99.2            Certificate of Elimination.